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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   February 19, 1999
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                                 PHOTOMATRIX, INC.
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              (Exact name of registrant as specified in its charter)



        California                     0-16055                  95-3267788
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



1958 Kellogg Ave., Carlsbad, California                          92008
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(Address of principal executive offices)                       (Zip Code)




                                   (760) 431-4999
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                (Registrant's telephone number, including area code)



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            (Former name or former address, if changed since last report)


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ITEMS 1 - 3.  Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountants.

KPMG LLP was previously the principal accountant for Photomatrix, Inc. On February 19, 1999, that firm resigned. The reports of KPMG LLP on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended March 31, 1998, and in the subsequent interim period through February 19, 1999, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference to the matter in their report. The Company has requested KPMG LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 25,1999, is filed as Exhibit 16 to this Form 8-K.

ITEMS 5 AND 6.  Not applicable.

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibits.  Exhibit Number Description
16             Letter from KPMG LLP re change in certifying accountants

ITEMS 8 AND 9. Not applicable.

                                     SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHOTOMATRIX, INC.



Date:  February 25, 1999
                                     by  /s/ Roy L. Gayhart
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                                        Roy L. Gayhart
                                        Chief Financial Officer


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